Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James J. Liguori, President and Interim Chief Executive Officer of Morgan’s Foods, Inc. (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Quarterly Report on Form 10-Q of the Company for the period ended November 10, 2013, (the “Report”), which this certification accompanies, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 20, 2013
/s/ James J. Liguori
James J. Liguori
President and Interim
Chief Executive Officer